OTHER RECEIVABLES, PREPAID EXPENSES AND ACCRUED INCOME	12 Months Ended
Dec. 31, 2014
OTHER RECEIVABLES, PREPAID EXPENSES AND ACCRUED INCOME [Abstract]
OTHER RECEIVABLES, PREPAID EXPENSES AND ACCRUED INCOME

17.	OTHER RECEIVABLES, PREPAID EXPENSES AND ACCRUED INCOME

(in thousands of $)	2014	2013
Prepaid expenses	3,119	1,236
Other receivables	12,102	12,968
Corporation tax receivable	2,277	370
	17,498	14,574

As of December 31, 2014 and 2013, included in other receivables is a short-term loan of $8.1 million and $9.1 million respectively, provided to one of our partners in the Douglas Channel project. The loan is secured, repayable on demand and earns interest at six-month LIBOR plus a margin. We believe that the carrying amount of this short-term loan is recoverable (see note 38).